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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           -------------------------

        Date of Report (Date of earliest event reported): March 22, 2004


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                 1-12387               76-0515284
-------------------------------   -----------   --------------------------------
(State or other jurisdiction of   (Commission  (I.R.S. Employer of Incorporation
 incorporation or organization)   File Number)        Identification No.)

               500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS 60045
               (Address of Principal Executive Offices) (Zip Code) Registrant's telephone number, including area code: (847) 482-5000

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number             Description
--------           -------------------------------------------------------------
 99.1              Press Release, dated March 22, 2004.


 ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


The following information shall not be deemed "filed" hereunder for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On March 22, 2004, Tenneco Automotive issued a press release announcing that the Company will participate in a webcast presentation during the Lehman Brothers 2004 High Yield Bond & Syndicated Loan Conference on Tuesday, March 23, 2004, which can be accessed by going to the "Financial" portion of the Company's web site at www.tenneco automotive.com. A copy of the press release is furnished as
Exhibit 99.1 to this Form 8-K report and is incorporated herein by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TENNECO AUTOMOTIVE INC.


Date:    March 22, 2004                       By:  /s/ Kenneth R. Trammell
                                                   ---------------------------
                                                   Kenneth R. Trammell
                                                   Senior Vice President and
                                                   Chief Financial Officer



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EXHIBIT INDEX


Exhibit No.             Description
-------------          -------------------
99.1                   Press release dated March 22, 2004.